UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2010

OMNICOM GROUP INC.
(Exact Name of Registrant as Specified in Charter)

New York	333-132625	13-1514814
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

437 Madison Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (212) 415-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 10, 2010, Omnicom Group Inc. (the “Company”) announced that on March 9, 2010 the United States Court of Appeals for the Second Circuit, in the case captioned In re: Omnicom Group Inc. Securities Litigation, 08-0612-CV, affirmed the federal district court’s January 29, 2008 decision granting the Company’s motion for summary judgment, rejecting plaintiffs’ claim for securities fraud in its entirety and terminating the case.

A copy of the press release announcing the decision is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

     The following is furnished herewith:

Exhibit Number	Description
99.1	Press Release dated March 10, 2010 (furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: March 11, 2010
	By:	/s/ Michael J. O’Brien

	Name:	Michael J. O’Brien
	Title:	Senior Vice President And General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 10, 2010 (furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended)